                               FLEET NATIONAL BANK
                               100 Federal Street
                           Boston, Massachusetts 02110



                              as of March 11, 2005



Quaker Fabric Corporation of Fall River
941 Grinnell Street
Fall River, Massachusetts 02721
Attention:  Mr. Paul J. Kelly

         Re:      Forbearance and Amendment to Second Amended and Restated
Credit Agreement (the "Agreement")

Ladies and Gentlemen:

         Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of February 14, 2002 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Company"), Quaker Textile Corporation, a Massachusetts corporation ("Quaker Textile") and Quaker Fabric Mexico, S.A. de C.V., a Mexican corporation ("Quaker Mexico", and collectively with the Company and Quaker Textile, the "Borrowers"), (b) Quaker Fabric Corporation, a Delaware corporation (the "Parent"), and (c) Fleet National Bank (formerly known as The First National Bank of Boston) ("Fleet").

         The Borrowers and the Parent have informed Fleet that, for the fiscal quarter ended on or about December 31, 2004, and possibly for the fiscal quarters ending on or about March 31, 2005 and June 30, 2005, (i) the Debt Service Coverage Ratio for the prior four (4) consecutive fiscal quarters was (or will be) less than 1.50 to 1.00 and (ii) EBIT for the prior two (2) consecutive fiscal quarters was (or will be) less than $1.00. The Borrowers and the Parent have further informed Fleet that, for the fiscal quarters ended on or about March 31, 2005 and June 30, 2005, (i) the Leverage Ratio is likely to exceed 3.00 to 1.00 and (ii) the Senior Debt Ratio is likely to exceed 2.75 to
1.00. Each of the Borrowers and the Parent acknowledges and agrees that such performance results constitute Events of Default (the "Specified Defaults") under 'SS''SS'523(b), (e), (c) and (d), respectively, of the Credit
Agreement. Each of the Borrowers and the Parent also acknowledges and agrees that, as a result of the Specified Defaults, absent this Agreement, Fleet has no further commitment to lend or otherwise make Advances to the Borrowers and Fleet is entitled to proceed to enforce any and all of its rights and remedies under the terms of the Credit Agreement and any other document, instrument or agreement executed in connection therewith or otherwise evidencing any extensions of credit made by Fleet to the Borrowers (collectively with the Credit Agreement and the Security Documents as hereinafter defined, the "Credit Documents").

         The Borrowers and the Parent have now requested that Fleet, subject to the terms and conditions provided herein, forbear from making demand of payment on any outstanding Advances or other amounts due and owing under the Credit Agreement (collectively, the "Obligations"), forbear from exercising and pursuing its rights and remedies under the Credit Agreement and the other Credit Documents until the Waiver Termination Date (as hereinafter defined), and to continue to make Advances to the Borrowers and to issue Letters of Credit for the Borrowers' accounts. In consideration of Fleet's agreement to forbear from making demand upon the Obligations and any other obligation under any of the Credit Documents and from pursuing Fleet's rights and remedies under the Credit Agreement and the other Credit Documents, and to continue to make Advances to the Borrowers and to issue Letters of Credit for the Borrowers' accounts, all upon the terms and subject to the conditions contained in this Agreement, each of the Borrowers and the Parent by its signature below hereby agrees with Fleet as follows:

         'SS'1. Definitions. All capitalized terms used herein without definition that are defined in the Credit Agreement, as amended and in effect on the date hereof, shall have the same meanings herein as therein. All accounting terms used herein and not otherwise defined shall be used in accordance with generally accepted accounting principles.

         'SS'2. Waiver Obligations. Subject to the conditions set forth in 'SS'4 hereof, Fleet agrees to forbear from enforcing any of its rights and remedies under the Credit Documents for the purpose of seeking payment of the Obligations (including, without limitation, any act with respect to any collateral now or hereafter securing payment of any Obligations or any setoff or any other application of funds of the Borrowers or the Parent now or hereafter on deposit with or otherwise controlled by Fleet) until that date (the "Waiver Termination Date") which is the earliest to occur of (a) the Borrower's failure to comply with any of the terms and conditions of this Agreement, including any of the undertakings set forth in 'SS''SS'3 and 4 hereof, (b) an Event of Default (other than a Specified Default) under any of the Credit Documents, (c) any representation or warranty made by any Borrower or the Parent herein or in any certificate, financial statement or other document delivered in connection with this Agreement shall prove to have been untrue or incorrect in any material respect as of the date as of which made or deemed to have been made or repeated, it being acknowledged and agreed by Fleet that any projections delivered by the Borrowers reflect good faith estimates of future performance and do not constitute representations or warranties as to such future performance, (d) the occurrence of any event or happening (other than the Specified Defaults) which has a material adverse effect upon (i) the business, properties, prospects, condition (financial or otherwise) or operations of the Parent and its Subsidiaries taken as a whole or (ii) the ability of the Parent and its Subsidiaries taken as a whole to pay or perform any obligation or agreement under the Credit Agreement or any other Credit Document, (e) any Borrower, the Parent, or any person or entity claiming by or through a Borrower or the Parent ever commence, join in, assist, cooperate or participate as an adverse party or adverse witness in any suit or other proceeding against Fleet relating to the indebtedness referred to as the Obligations or any amounts owing hereunder or under any of the Credit Documents, (f) any of the claims of Fleet under this Agreement or under any Credit Document or with respect to the Obligations shall be subordinated to the claims of any other creditor of any Borrower or the Parent except with the specific consent of Fleet, and (g) July 15, 2005. The period from the effective date of this Agreement through the Waiver Termination Date is referred to herein as the "Limited Waiver Period".

         'SS'3. Amendments, Covenants and Agreements. Without any prejudice or impairment whatsoever to any of the rights and remedies of Fleet contained in any of the Credit Documents or in any agreement, document or instrument executed in connection therewith, by execution of this Agreement, each of the Borrowers and the Parent covenants and agrees with Fleet as follows:

                  (a) Amendment to Definition of EBIT. The definition of "EBIT" as set forth in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "EBIT" means, with respect to any period, (i) the Net
                  Income for such period plus (ii) Interest Expense for such period plus (iii) provisions for income taxes of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP for such period.

                  (b) Amendment to Applicable Fees and Applicable Margins. From and after the Effective Date through the Maturity Date, the pricing grid contained in 'SS'2.20(a) of the Credit Agreement shall be deleted in its entirety and the following new pricing grid shall be substituted in lieu thereof:

------------------------ --------------------- -------------------- ---------------------
      Applicable              Applicable
      Eurodollar              Reference                                  Applicable
         Rate                    Rate              Applicable            Commitment
        Margin                  Margin               L/C Fee                Fee
------------------------ --------------------- -------------------- ---------------------
        2.25%                    0.00%                 2.25%                0.375%
------------------------ --------------------- -------------------- ---------------------


         Any changes in the rate of interest pursuant to this 'SS'3(b) resulting from any changes in the Reference Rate shall take place immediately without notice or demand of any kind. Interest shall otherwise continue to be payable as set forth in the Credit Agreement. Each of the Borrowers and the Parent hereby acknowledges that nothing contained herein shall prevent Fleet from charging default interest pursuant to 'SS'2.07(c) of the Credit Agreement on or after (but not before) the Waiver Termination Date with respect to any past due Obligations.

                  (c) Amendment to Permitted Debt. Section 5.08(iv) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "(iv) Capitalized Leases and Purchase Money Debt in
                  an aggregate principal amount outstanding at any time not to exceed the result of (x) $5,000,000 minus (y) all amounts outstanding under subsection (ix) below."

                  (d) Minimum EBITDA Covenant. The Parent and the Company shall not permit EBITDA, calculated as of the last day of each fiscal month during the Limited Waiver Period, to be less than the amount set forth opposite such period in the table below:



                Month Ended                                  Minimum EBITDA
--------------------------------------------- ---------------------------------------------
                January 2005                                  ($1,000,000)
--------------------------------------------- ---------------------------------------------
               February 2005                                   ($250,000)
--------------------------------------------- ---------------------------------------------
                 March 2005                                     $500,000
--------------------------------------------- ---------------------------------------------
                 April 2005                                    $1,000,000
--------------------------------------------- ---------------------------------------------
                  May 2005                                     $1,000,000
--------------------------------------------- ---------------------------------------------
                 June 2005                                     $1,000,000
--------------------------------------------- ---------------------------------------------

                  (e) Reporting Requirements. Notwithstanding anything to the contrary set forth in the Credit Documents, during the Limited Waiver Period, the Borrowers and the Parent agree to furnish to Fleet, within thirty (30) days after the end of each fiscal month of the Parent and its Subsidiaries, consolidated balance sheets, statements of income and retained earnings and cash flow statements of the Parent and its Subsidiaries as of the end of each such fiscal month, certified by the chief financial officer of the Parent, together with (i) a calculation of EBITDA as of the end of each such fiscal month certified by an officer of the Borrowers and the Parent, and (ii) a status report regarding booking reports received during such fiscal month with respect to distribution facilities, broken down on a weekly basis, together with a comparison of such report to booking reports received during the corresponding period of the immediately preceding fiscal year.

                  (f) Collateral Security. As soon as practical but in any event not later than March 31, 2005, the Borrowers and the Parent shall have granted to Fleet a perfected, first priority security interest (subject only to Liens permitted under Section 5.12 of the Credit Agreement and entitled to priority under applicable law and the pari passu liens granted (or to be granted) to the holders of the Senior Notes) in all personal property assets of the Borrowers and the Parent, whether now owned or hereafter acquired, pursuant to the terms of one or more security agreements, patent collateral assignment and security agreements, trademark collateral security and pledge agreements, memorandums of grants of security interest in copyrights, stock pledge agreements and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, from time to time required to be executed or delivered by Fleet, all in form and substance satisfactory to Fleet (collectively, the "Security

         Documents"). Notwithstanding the foregoing, none of the Borrowers nor the Parent shall be required to grant a security interest in any of its personal property assets sited outside of the United States (collectively, the "Excluded Assets"), provide that each of the Borrowers and the Parent hereby agrees that no such Person shall enter into any agreement, instrument or other undertaking which creates, incurs, assumes or suffers to exist a Lien on all or any portion of the Excluded Assets. In connection with the execution and delivery of the Security Documents, the Borrowers and the Parent shall (i) execute and deliver to Fleet, and facilitate the execution and delivery by the holders of the Senior Notes of, an intercreditor agreement, in form and substance satisfactory to Fleet, among Fleet, the holders of the Senior Notes, the Borrowers and the Parent, and (ii) deliver to Fleet a favorable legal opinion, in form and substance satisfactory to Fleet, from counsel to the Borrowers and the Parent concerning corporate authority matters, perfection of the security interests granted pursuant to the Security Documents, the enforceability of the Security Documents and the transactions contemplated thereby and concerning such other matters as Fleet may request. Each of the Borrowers and the Parent hereby acknowledges and agrees that the occurrence of any event of default under any of the Security Documents shall constitute an Event of Default under this Agreement and the Credit Agreement.

                  (g) Conditions Precedent to Advances; Maximum Exposure. Fleet shall have no obligation to make Advances to the Borrowers or to issue, extend or renew Letters of Credit for the Borrowers' accounts until such time as the requirements set forth in 'SS'3(f) above have been satisfied. Upon the satisfaction of the requirements set forth in 'SS'3(f) above, Fleet agrees to make Advances to the Borrowers and to issue, extend and renew Letters of Credit for the Borrowers' accounts so long as (i) the aggregate outstanding principal balance of all Advances and Letter of Credit Obligations does not exceed $15,000,000,
         (ii) each Advance or issuance, extension or renewal of a Letter of Credit complies the provisions of 'SS'2.01 of the Credit Agreement and
         (iii) all conditions precedent to the making of Advances or the issuance, extension or renewal of Letters of Credit as set forth in the Credit Agreement, other than the non-existence of the Specified Defaults, and all conditions to effectiveness as set forth in 'SS'4 hereof, have been satisfied. Each of the Borrowers and the Parent acknowledges and agrees that at no time shall the aggregate outstanding principal balance of all Advances and Letter of Credit Obligations exceed $15,000,000 without the prior written consent of Fleet. Though Fleet has no obligation to do so, during the Limited Waiver Period, Fleet may agree to make Advances to the Borrowers, and may agree to issue, extend or renew any Letters of Credit for the Borrowers' accounts, in excess of the $15,000,000 threshold provided that (i) at no time shall Fleet be required to make Advances or issue, extend or renew any Letters of Credit in contravention of the provisions of 'SS'2.01 of the Credit Agreement and (ii) all conditions precedent to the making of any Advance or the issuance or extension of any Letter of Credit, other than the non-existence of the Specified Defaults, and all conditions to effectiveness as set forth in 'SS'4 hereof, shall be satisfied. Any Advances so made and any Letters of Credit so issued in excess of the

         $15,000,000 threshold shall constitute Obligations and/or
         Unpaid Reimbursement Obligations, as the case may be, of the Borrowers under the Credit Documents as well as Company Guaranteed Obligations and Parent Guaranteed Obligations under the Credit Documents.

                  (h) Compliance with Credit Documents and Security Documents. Each of the Borrowers and the Parent will comply and continue to comply will all of the terms, covenants and provisions contained in the Credit Documents and the Security Documents to which it is a party and any other instruments evidencing or creating any of the Obligations except as such terms, covenants and provisions are expressly modified in this 'SS'3.

                  (i) Further Assurances. Each of the Borrowers and the Parent shall at any time or from time to time execute and deliver such further instruments, and take such further action as Fleet may reasonably request, in each case further to effect the purposes of this Agreement, the Credit Documents and all documents, agreements and instruments executed in connection therewith.

         'SS'4. Conditions to Effectiveness. This Agreement shall become effective the ("Effective Date") upon satisfaction of each of the following conditions:

                  (a) Each of the Borrowers and the Parent shall have executed and delivered to Fleet counterparts of this Agreement;

                  (b) Fleet shall have received a certificate from the Secretary of each of the Borrowers and the Parent attaching and certifying as to the resolutions of such Person's board of directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of this Agreement, the Security Documents and such other documents, instruments and agreements contemplated hereby or thereby;

                  (c) Fleet shall have received a duly executed certificate from each of the Borrowers and the Parent certifying that (i) no Defaults or Events of Default currently exist other than the Specified Defaults; and (ii) no changes have been made to their respective charter documents since the certified copies dated on or about February 14, 2002, previously delivered to Fleet;

                  (d) Fleet shall have received fully executed copies of waiver documentation, in form and substance satisfactory to Fleet, between the Company and the holders of the Senior Notes pursuant to which the holders of the Senior Notes have waived compliance with the provisions of the Note Agreement, the Additional Note Agreement and any other applicable document relating to the Senior Notes relating to the Debt Service Coverage Ratio, the Leverage Ratio and minimum EBIT requirements, in each case for the duration of the Limited Waiver Period;

                  (e) The Borrowers shall have paid to Fleet a forbearance and amendment fee in an amount equal to $75,000; and

                  (f) Each of the Borrowers and the Parent shall have paid to Fleet for the account of Fleet's counsel all outstanding legal fees and expenses through the date hereof.

         'SS'5. Reservation of Rights; Remedies. Except as expressly provided in 'SS'2 above, Fleet reserves the right to exercise all of its rights and remedies under the Credit Documents. Upon the Waiver Termination Date, the Borrowers shall immediately repay to Fleet all of its outstanding Advances and other Obligations and cash collateralize the maximum drawing amount available to be drawn under any Letters of Credit issued and outstanding under the Credit Agreement and Fleet shall be free in its sole and absolute discretion to proceed to enforce any or all of its rights and remedies under or in respect of the Credit Documents and applicable law, including without limitation, those credit termination, acceleration, enforcement and other rights and remedies arising by virtue of the maturity of the Obligations and of the occurrence of the Specified Defaults. All of the Borrowers' and the Parent's payment and performance obligations to Fleet hereunder, including without limitation, the obligations set forth in 'SS''SS'3 and 4 above, shall survive the Waiver Termination Date, and all of such obligations shall be secured by the collateral security granted under the Credit Documents. In addition, the parties hereto hereby acknowledge and agree that time is of the essence in this Agreement. The parties intend and understand that any failure scrupulously to observe the timing requirements of this Agreement, including, without limitation, any late payment made hereunder, will be a material breach giving rise to the remedies set forth herein. The imposition of such remedies shall not be deemed a penalty, and is of the essence of the parties' bargain.

         'SS'6. Ratification of Existing Agreements. By its execution of this Agreement, each of the Borrowers and the Parent hereby adopts again, ratifies and confirms in all respects, as its own act and deed, all of its Obligations under the Credit Agreement except as otherwise expressly modified in this Agreement upon the terms set forth herein, and each of the other Credit Documents to which such Borrower or the Parent or any of their Subsidiaries is a party. The Company hereby adopts again, ratifies and confirms in all respects, as its own act and deed, the grant of a security interest under the Collateral Agency and Pledge Agreement, by which the Company has granted to Fleet, in its capacity as collateral agent, a security interest in all of the Stock Collateral (as defined therein) in order to secure the Secured Obligations (as defined therein). Each of the Borrowers and the Parent hereby further adopts again, ratifies and confirms, as its own act and deed, each of the other documents, agreements or instruments delivered in connection with the Credit Agreement and the other Credit Documents and purported to be executed by such Person and acknowledges that all of the foregoing Credit Documents shall continue in full force and effect (as the same may be modified by this Agreement). To the extent it has not already done so, each of the Borrowers and the Parent hereby waives all suretyship defenses of whatsoever nature, whether arising out of Fleet's dealings with the Borrowers, the Parent or any Subsidiary of any of them in respect of the Credit Agreement, any other Credit Document, or otherwise. By its signature below, each of the Borrowers and the Parent hereby consents to this Agreement, and after taking into account this Agreement, acknowledges that, except as expressly set forth herein, this Agreement shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or otherwise under any Credit Document under which such Person acts as a secondary obligor.

         'SS'7. Representations and Warranties. By its execution of this Agreement, each of the Borrowers and the Parent hereby represents and warrants to Fleet as follows:

         (a) Each of the Borrowers and the Parent has adequate corporate or other similar power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of the Borrowers and the Parent and does not contravene any (i) law, rule or regulation applicable to any such Person or (ii) any of the terms of such Person's charter documents, by-laws, or other governing document or (iii) any other indenture, agreement or undertaking to which such Person is a party. The obligations of the Borrowers and the Parent under this Agreement, the Credit Agreement and the other Credit Documents constitute legal, valid and binding obligations enforceable against such Persons in accordance with their respective terms.

         (b) Other than as expressly set forth and disclosed herein and except as a result of a transaction expressly permitted thereby, all the representations and warranties made by the Borrowers and the Parent in the Credit Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein as if expressly set forth herein or therein (except to the extent any representation or warranty refers to a specific earlier date), provided that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.

         (c) No Default or Event of Default (other than the Specified Defaults) has occurred and is continuing on the date hereof.

         'SS'8. Expenses. By execution of this Agreement, the Borrowers and the Parent agree to pay to Fleet (a) on demand by Fleet, an amount equal to any and all out-of-pocket costs or expenses (including legal fees and disbursements of counsel to Fleet, including fees and expenses of in-house counsel to Fleet, consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred or sustained by Fleet in connection with the negotiation and preparation of this Agreement and all related matters and (b) from time to time any and all out-of-pocket costs, expenses (including legal fees and disbursements, consulting, accounting, appraisal, investment banking and similar professional fees and charges) hereafter incurred or sustained by Fleet in connection with the administration of credit extended by Fleet to the Borrowers or the preservation of or enforcement of Fleet's rights under the Credit Documents or in respect of the Borrowers' or the Parent's' other obligations to Fleet.

         'SS'9. Amendments. This Agreement shall not be amended without the written consent of Fleet.

         'SS'10. Release. In order to induce Fleet to enter into this Agreement, each of the Borrowers and the Parent acknowledges and agrees that: (a) none of the Borrowers nor the Parent has any claim or cause of action against Fleet (or any of its directors, officers, employees or agents); (b) none of the Borrowers nor the Parent has any offset rights, counterclaims or defenses of any kind against any of its obligations, indebtedness or liabilities to Fleet; and (c) Fleet has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers and the Parent. Each of the Borrowers and the Parent wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of Fleet's rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers and the Parent unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of Fleet to any Borrower or the Parent, except the obligations to be performed by Fleet on or after the date hereof as expressly stated in this Agreement, the Credit Agreement and the other Credit Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower or the Parent might otherwise have against Fleet or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

         'SS'11. Waiver of Jury Trial. EACH OF THE BORROWERS AND THE PARENT HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CREDIT DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each of the Borrowers and the Parent hereby waives any right that it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers and the Parent hereby
(a) certifies that no representative, agent or attorney of Fleet has represented, expressly or otherwise, that Fleet would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the waivers and certifications herein.

         'SS'12. General Provisions Regarding Waivers and Amendments. The amendments granted herein are limited strictly to their terms, shall apply only to the specific transactions described herein, shall not extend to or affect any of the Borrowers' or the Parent's other obligations contained in the Credit Agreement and the other Credit Documents and shall not impair any rights consequent thereon. Fleet shall not have any obligation to issue any further amendments or waivers with respect to the subject matter contained herein or any other matter. Except to the extent expressly set forth herein, nothing in this Agreement shall extend to or affect in any way any of the Borrowers', the Parent's or any of their Subsidiaries' obligations or any of the rights and remedies of Fleet in respect of the Credit Agreement or any other Credit Document arising on account of the occurrence of any Event of Default other than the Specified Defaults, all of which are expressly preserved. In addition, Fleet hereby expressly reserves all of its rights and remedies under the Credit Agreement, the other related Credit Documents and applicable law in respect of any and all Defaults or Events of Default under the Credit Agreement and the other Credit Documents. Failure of Fleet to exercise any right or remedy shall not constitute a waiver of that or any other right or remedy.

         'SS'13. Independent Counsel/Voluntary Agreement. Each of the Borrowers and the Parent represents and warrants that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Agreement, that it is fully aware and understands the terms contained herein, and the ramifications thereof, and that it has voluntarily entered into this Agreement.

         'SS'14. Miscellaneous. All of the Borrowers' and the Parent's payment obligations to Fleet of any nature arising under or in respect of this Agreement and all terms, covenants and provisions of the Credit Documents shall survive the termination of this Agreement. Any and all notices or other communications required hereunder shall be in writing and shall be delivered by hand or sent by facsimile or certified or registered mail, postage prepaid and return receipt requested at the addresses set forth in 'SS'8.02 of the Credit Agreement. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument under such laws.

         'SS'15. Indemnification. By execution of this Agreement, each of the Borrowers and the Parent hereby agrees to indemnify Fleet and its affiliates and to hold Fleet and its affiliates harmless from and against any loss, cost or expense incurred or sustained by Fleet or such affiliate in providing payroll and other cash management services to the Borrowers and the Parent or in issuing any Letters of Credit for the accounts of such Persons. The parties hereto further hereby agree that such indemnification obligations shall be obligations of the Borrowers under the Credit Documents as well as Company Guaranteed Obligations and Parent Guaranteed Obligations under the Credit Documents.

         'SS'16. Counterparts. This letter agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this letter agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  [Remainder of page intentionally left blank]

         If the foregoing terms are acceptable to you, we request that you indicate your agreement to these provisions by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                       Very truly yours,

                                       FLEET NATIONAL BANK,
                                       (f/k/a The First National Bank of Boston)


                                       By:  /s/ Christopher S. Allen
                                          --------------------------------------
                                              Name:  Christopher S. Allen
                                              Title: S.V.P.


ACCEPTED AND AGREED
as of March 11, 2005

QUAKER FABRIC CORPORATION OF FALL RIVER


By:  /s/ Paul J. Kelly
   -------------------------------------
         Name:  Paul J. Kelly
         Title: Vice President Finance


QUAKER TEXTILE CORPORATION


By:   /s/ Paul J. Kelly
   -------------------------------------
         Name:  Paul J. Kelly
         Title: Vice President Finance


QUAKER FABRIC MEXICO, S.A. de C.V.


By:  /s/ Paul J. Kelly
   -------------------------------------
         Name:  Paul J. Kelly
         Title: Vice President Finance


QUAKER FABRIC CORPORATION


By:  /s/ Paul J. Kelly
   -------------------------------------
         Name:  Paul J. Kelly
         Title: Vice President Finance